Exhibit 32.1

Certification of THE CHIEF Executive Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Keiichi Suzuki, Chief Executive Officer of AP Acquisition Corp (the “Company”), hereby certify, that, to my knowledge:

1.	The Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2022

/s/ Keiichi Suzuki
Keiichi Suzuki
Chief Executive Officer
(Principal Executive Officer)